SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 3, 2005

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. EXHIBITS
SIGNATURE
Amended/Restated 2003 Stock Incentive Plan

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On May 3, 2005, Ashford Hospitality Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders whereby said stockholders approved an Amendment to the Company’s 2003 Incentive Stock Plan (the “Plan”). The amendment increased the number of shares of Common Stock that may be issued under the Plan by 2,485,436, extended the termination date of the Plan to August 1, 2013, included language intended to avoid adverse tax consequences to a participant under Section 409A of the Internal Revenue Code, and included language to prohibit option re-pricing.

ITEM 9.01. EXHIBITS

(a)	Exhibits

10.3.1	Amended and Restated 2003 Stock Incentive Plan of the Company, dated May 3, 2005.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2005

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ DAVID A. BROOKS

David A. Brooks
Chief Legal Officer